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                                                                   Exhibit 23(a)


                        CONSENT OF KPMG PEAT MARWICK LLP



We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 7, 1997 (except as to note 14, which is as of March 5, 1997) set forth in the Conceptronic, Inc. Form 10-KSB for the fiscal year ended December 31, 1996.




                           KPMG PEAT MARWICK LLP



Boston, Massachusetts
May 12, 1997